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                                                                     Exhibit 4.1
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                                    [LOGO]
NUMBER                                                                 SHARES
VNI

    COMMON STOCK                                                    COMMON STOCK
                               Voyager.net, Inc.

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 92906W 10 1

             Incorporated Under the Laws of the State of Delaware
                          SEE LEGEND ON REVERSE SIDE

This Certifies that


is the owner of

            FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE OF $.0001 EACH, OF
                               Voyager.net, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

     Dated:

                     [VOYAGER.NET, INC. 1998 DELAWARE SEAL]


/s/ [Signature of Secretary]               /s/ [Signature of President and Chief
                                                Executive Officer]

COUNTERSIGNED AND REGISTERED:
State Street bank & Trust Company (Boston)
   TRANSFER AGENT AND REGISTRAR

By [Signature of Authorized Officer]
AUTHORIZED SIGNER

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                               Voyager.net, Inc.

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ________________
TEN ENT --  as tenants by the entireties                                (Cust)                    (Minor)
JT TEN  --  as joint tenants with rights                              Under Uniform Gifts to Minors
            of survivorship and not as
            tenants in common                                              Act______________________
                                                 UNIF TRF MIN ACT --  _____________ Custodian (until age____)
                                                                          (Cust)


                                                                      ____________ under Uniform Transfers
                                                                        (Minor)
                                                                      to Minors Act ___________________

                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,________________________________________ hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
         ------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


__________________________________________________________________________Shares

________________________________________________________________________________
   of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated___________

     ___________________________________________________________________________
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
By

_______________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.